SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): January 30, 2001
                                                  ----------------



                                  OWENS CORNING
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                   1-3660                34-4323452
---------------    ---------------------    --------------------
(State of          (Commission File No.)    (IRS Employer
Incorporation)                              Identification No.)



                            One Owens Corning Parkway
                               Toledo, Ohio 43659
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (419) 248-8000
              (Registrant's telephone number, including area code)



                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On October 5, 2000, Owens Corning (the "Company") and 17 of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Cases") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         The Company reports its operating results and financial statements on a consolidated basis. These reports are available on its website at www.owenscorning.com. As a result of the filing of the Bankruptcy Cases, the Debtors are required to file periodically with the Bankruptcy Court certain financial information on an unconsolidated basis for each of the Debtors. This information includes Statements of Financial Affairs, Schedules and certain monthly operating reports (in forms prescribed by the Federal Rules of Bankruptcy Procedure).

         The Debtors' informational filings with the Bankruptcy Court, including the Statements of Financial Affairs, Schedules and monthly operating reports (collectively, the "Reports"), are available to the public at the office of the Clerk of the Bankruptcy Court, 824 Market Street, 5th Floor, Wilmington, Delaware 19801. The Reports may also be obtained from a document retrieval service, Lason, One Rodney Square, Suite 505, Wilmington, Delaware 19801, (302) 426-1500. Certain of the Reports may be viewed at www.deb.uscourts.gov (Case No. 00-03837 (JKF)).

         The Company is furnishing the information set forth above for convenience of reference only. The Company cautions that the Reports are unaudited and subject to change, and were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company or other Debtor, or any other affiliate of the Company. For example, the Reports include certain information concerning inter-company arrangements that were entered into prior to the filing of the Bankruptcy Cases. Certain of these arrangements may be challenged by various parties in the Bankruptcy Cases, and payments in respect of certain of these arrangements may be restricted by order of, or subject to review and approval by, the Bankruptcy Court. Such arrangements, and the manner in which they are ultimately treated in the Bankruptcy Cases, may have a material impact on the respective assets, liabilities and results of operations of the Company and its subsidiaries. In view of the inherent complexity and uncertainty of the ultimate resolution of the numerous claims that may be involved in the Bankruptcy Cases, the Company and its subsidiaries do not undertake any obligation to make any further public announcement with respect to the Reports or the matters referred to therein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           OWENS CORNING


Date: January 30, 2001                     By: /s/ Deyonne F. Epperson
     -----------------                         ------------------------
                                           Deyonne F. Epperson
                                           Vice President and Controller